UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 9, 2022

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On November 9, 2022, the registrant issued a press release announcing its financial results for its fiscal quarter ended September 30, 2022. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On November 9, 2022, the registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein, announcing the declaration of monthly cash distributions to common shareholders in the following amounts and with the following record and payment dates:

Monthly Cash Common Shareholder Distribution	Record Date	Payment Date	Amount ($ per share)
November 2022	11/28/2022	12/20/2022	$0.0600
December 2022	12/28/2022	1/19/2023	$0.0600
January 2023	1/27/2023	2/16/2023	$0.0600

On November 9, 2022, the registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein, announcing distributions to 5.50% preferred shareholders based on an annual rate equal to 5.50% of the stated value of $25 per share, from the date of issuance or, if later, from the most recent dividend payment date, as follows:

Monthly Cash 5.50% Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount ($ per share), before pro ration for partial periods
December 2022	12/21/2022	1/3/2023	$0.114583
January 2023	1/18/2023	2/1/2023	$0.114583
February 2023	2/15/2023	3/1/2023	$0.114583

On November 9, 2022, the registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein, announcing distributions to 6.50% preferred shareholders based on an annual rate equal to 6.50% of the stated value of $25 per share, from the date of issuance or, if later, from the most recent dividend payment date, as follows:

Monthly Cash 6.50% Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount (per share), before pro ration for partial periods
December 2022	12/21/2022	1/3/2023	$0.135417
January 2023	1/18/2023	2/1/2023	$0.135417
February 2023	2/15/2023	3/1/2023	$0.135417

On November 9, 2022, the registrant issue a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein, announcing distribution to Series A preferred shareholders at an annual rate of 5.35% of the stated value of $25.00 per share, from the date of issuance as follows:

Quarterly Cash 5.35% Preferred Shareholder Distribution	Record Date	Payment Date	Amount ($ per share)
November 2022 - January 2023	1/18/2023	2/1/2023	$0.334375
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1    Press Release, dated November 9, 2022

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  November 9, 2022

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 9, 2022

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